UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[X]     Soliciting Material Pursuant to Section 240.14a-12

                               KeySpan Corporation
                               -------------------
                (Name of Registrant as Specified in Its Charter)

                                      (N/A)
                                      -----
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     N/A______________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     N/A______________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     N/A______________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     N/A______________________________________________________________
(5)  Total fee paid:
     N/A______________________________________________________________

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing registration statement number, or the Form or Schedule and date of its filing.

(1)  Amount Previously Paid:
     N/A______________________________________________________________
(2)  Form, Schedule or Registration Statement No.:
     N/A______________________________________________________________
(3)  Filing Party:
     N/A______________________________________________________________
(4)  Date Filed:
     N/A______________________________________________________________









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


The following letter is being distributed to all active and retired employees that participate in KeySpan's 401(k) plans:

March 2006

          Important Information Regarding the KeySpan Common Stock Fund
                           in Your KeySpan 401(k) Plan


As you may know, KeySpan has announced that it has entered into an Agreement and Plan of Merger with National Grid. With the impending transaction, we, the KeySpan Investment Review Committee as fiduciaries for the KeySpan 401(k) Plan ("the Plan"), expect there will be no change to any provisions of the Plan or the way in which the Plan is managed for the immediate future. As a result of this announcement, you may have some questions regarding the KeySpan Common Stock Fund in the Plan. The purpose of this letter is to address some of those questions.

Q. Will the KeySpan Common Stock Fund remain an investment option in the Plan?

A. Until the transaction is consummated, KeySpan anticipates that the KeySpan Common Stock Fund will remain an investment option in the Plan. Therefore, no action needs to be taken at this time if you'd like to continue to invest in the KeySpan Common Stock Fund. Once the transaction is consummated, the KeySpan Common Stock Fund will be eliminated as an option in the Plan.

Q. What will happen to my investment in the KeySpan Common Stock Fund once the merger transaction is consummated?

A. At the time of merger, National Grid will purchase all outstanding shares of KeySpan Common Stock for $42 per share and any holdings you have in the KeySpan Common Stock Fund will be converted to cash. At that time, you will be able to allocate the cash proceeds to another investment option within the Plan's then-current fund lineup.

Q. Can I still allocate contributions to the KeySpan Common Stock Fund?

A. Yes. We anticipate that until the transaction is consummated, you will continue to be able to allocate all or a portion of your Pre-Tax Contributions and/or your Employer Matching Contributions to the KeySpan Common Stock Fund. Please note that continued investment in any fund offered under the Plan, including the KeySpan Common Stock Fund, is subject to the discretion of the KeySpan Investment Review Committee.

Q. Will I still receive a discount on the purchase of KeySpan Common Stock in the Plan?

A. Yes. If you are currently eligible, you will continue to receive a 10% discount on the purchase of KeySpan Common Stock in the KeySpan Common Stock Fund.

Q. Will I still receive dividends on KeySpan Common Stock in the KeySpan Common Stock Fund?

A. Yes. As long as KeySpan's Board of Directors continues to declare dividends, you will continue to receive dividends on any KeySpan Common Stock holdings you have in the Plan until the transaction is consummated.

Q. Can I exchange my holdings in the KeySpan Common Stock Fund to purchase shares of National Grid?

A. No. Currently National Grid shares are not an investment option in the Plan.


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


Please be assured that we are committed to keeping you informed about any changes to the Plan and will continue to communicate with you as KeySpan and National Grid work toward the consummation of the transaction. If you have questions about this upcoming change or any other aspect of your Plan, please contact Vanguard(R) Participant Services at 800-523-1188 or the KeySpan Stock Plans Hotline at 718-403-3131.

Sincerely,

The KeySpan Investment Review Committee

/s/Gerald Luterman,                             /s/Lenore Puleo,
   Executive Vice President                        Executive Vice President
   & Chief Financial Officer                       Shared Services


/s/Michael Taunton,                             /s/Justin Orlando
   Senior Vice President, Treasurer                Vice President
   & Chief Risk Officer                            Human Resources


/s/Richard A. Rapp, Jr.,
   Vice President
   Energy Transactions



Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission ("SEC") a proxy statement and other relevant documents in connection with the proposed transaction between KeySpan and National Grid. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at www.sec.gov.

KeySpan and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed transaction. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's most recent proxy statement and Annual Report on Form 10-K (filed with the Securities and Exchange Commission on March 30, 2005, and March 2, 2006, respectively) and will be set forth in the proxy statement relating to the merger when it becomes available.



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


Additional Information and Where to Find It
-------------------------------------------

KeySpan intends to file with the Securities and Exchange Commission (the "SEC") a proxy statement and other relevant documents in connection with the proposed acquisition of KeySpan by National Grid. Investors and security holders of KeySpan are advised to read the proxy statement and other relevant documents when they become available, as they will contain important information about the transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by KeySpan with the SEC, when they become available, at the SEC's web site at http:/www.sec.gov.

KeySpan and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its security holders in connection with the proposed acquisition. Information concerning the interests of KeySpan's participants in the solicitation is set forth in KeySpan's most recent proxy statement and Annual Report on Form 10-K (filed with the SEC on March 30, 2005 and February 28, 2006, respectively) and will be set forth in the proxy statement relating to the acquisition when it becomes available.




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